UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

Commission File Number  001-15319

SENIOR HOUSING PROPERTIES TRUST

Maryland	04-3445278
(State of Organization)	(IRS Employer Identification No.)

400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458

617-796-8350

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Senior Housing Properties Trust (the “Company”) hereby furnishes the following exhibit:

99.1         Press release dated April 29, 2003.

Item 9.  Regulation FD Disclosure.

The following information and Exhibit 99.1 are furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  This information and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 29, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the quarter ended March 31, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ John R. Hoadley
John R. Hoadley
Treasurer and Chief Financial Officer
Dated: May 1, 2003